Debt and Equity Securities - Sales of Debt and Equity Securities (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Investments, Debt and Equity Securities [Abstract]
Gross proceeds	$ 35,555	$ 90,007	$ 42,845
Gross realized gains	76	716	261
Gross realized losses	(251)	(256)	(76)
Net realized gains (losses)	$ (175)	$ 460	$ 185